SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                              FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 25, 1998



                           PaperClip Software, Inc.
        (Exact name of registrant as specified in its charter)


Delaware                       0-26598            22-313-7907
(State or other                (Commission File   (IRS Employer
jurisdiction of                Number)            Identification
incorporation)                                    Number)



        611 Route 46, Hasbrouck Heights, New Jersey        07604
           (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code:(201) 329-6300

                                 NOT APPLICABLE
        (Former name or former address, if changed since last report.)



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Item 5. Other Events.

On August 25, 1998, PaperClip Software, Inc. issued a press release
(the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.




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

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

           99.2    Press Release of  PaperClip  Software, Inc.
                   dated August 25, 1998.






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


                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PAPERCLIP SOFTWARE, INC.



                                      By:  /s/William Weiss
                                      Name: William Weiss
                                      Title:   Chief Executive Officer


Date: August 25, 1998




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


                              INDEX TO EXHIBITS





Exhibit No.                                                       Page No.

99.2     Press Release of PaperClip Software, Inc. dated
         August  25,1998.                                             6
















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